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                                    Exhibit 1
                                    ---------

                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D filed by the undersigned with respect to the Common Stock of Micro Therapeutics, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: June 4, 2001                     MICRO INVESTMENT, LLC

                                        By: Warburg, Pincus Equity Partners,
                                            L.P., Managing Member

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Attorney-in-Fact


Dated: June 4, 2001                     WARBURG, PINCUS EQUITY
                                        PARTNERS, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Attorney-in-Fact


Dated: June 4, 2001                     WARBURG, PINCUS & CO.

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Attorney-in-Fact


Dated: June 4, 2001                     WARBURG PINCUS LLC

                                        By: /s/ Scott A. Arenare
                                            ------------------------------
                                        Name:  Scott A. Arenare
                                        Title: Vice President and General
                                               Counsel



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Dated: June 4, 2001                     VERTICAL FUND ASSOCIATES, L.P.

                                        By: The Vertical Group, L.P.,
                                            General Partner

                                        By: /s/ John E. Runnells
                                            ------------------------------
                                        Name:  John E. Runnells
                                        Title: General Partner


Dated: June 4, 2001                     VERTICAL LIFE SCIENCES L.P.

                                        By: The Vertical Group, L.P.,
                                            General Partner

                                        By: /s/ John E. Runnells
                                            ------------------------------
                                        Name:  John E. Runnells
                                        Title: General Partner